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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this registration statement on Form S-8 of PerkinElmer, Inc., of our report dated September 30, 1998, relating to the combined financial statements of the Analytical Instruments Division of the Perkin-Elmer Corporation, which appears in the Current Report on Form 8-K/A of PerkinElmer, Inc., dated August 11, 1999.


                                                 /s/ PricewaterhouseCoopers LLP
                                                 -------------------------------
                                                     PricewaterhouseCoopers LLP


Stamford, Connecticut
February 10, 2000